                                        DAIMLER-BENZ VEHICLE TRUST 1994-A
                                             MONTHLY SERVICING REPORT
                                    SERVICER: MERCEDES-BENZ CREDIT CORPORATION
                                             TRUSTEE: CITIBANK, N.A.



COLLECTION PERIOD: MARCH 1997
DISTRIBUTION DATE: 4/15/97



STATEMENT FOR CLASS A AND CLASS B CERTIFICATEHOLDERS PURSUANT TO
SECTION 4.9 OF THE POOLING AND SERVICING AGREEMENT

                                                                                                              Per $1,000 of Original
                                                                                                                 Class A/Class B
                                                                                                                Certificate Amount
                                                                                                              ----------------------
   (i) Principal Distribution
       ----------------------
          Class A Amount                                                                $ 6,323,697.52              $10.433992
          Class B Amount                                                                $   811,165.23              $12.045678

  (ii) Interest Distribution
       ---------------------
          Class A Amount                                                                $   337,708.94              $ 0.557214
          Class B Amount                                                                $    37,523.22              $ 0.557214

 (iii) Amount of Distribution allocable to the Yield Supplement Amount                  $     1,048.76
       ---------------------------------------------------------------                  --------------
          Class A Amount                                                                $       943.88
          Class B Amount                                                                $       104.88

       Amount of Distribution allocable to the (Excess) Shortfall Amount                $   101,679.89
       -----------------------------------------------------------------                --------------
          Class A Percentage                                                            $    91,511.90
          Class B Percentage                                                            $    10,167.99

  (iv) Monthly Servicing Fee                                                            $    63,064.23              $ 0.093649
       ---------------------                                                            --------------
          Monthly Supplemental Servicing Fee                                            $         0.00              $ 0.000000
          Class A Percentage of the Servicing Fee                                       $    56,757.81              $ 0.093649
          Class A Percentage of the Supplemental Servicing Fee                          $         0.00              $ 0.000000
          Class B Percentage of the Servicing Fee                                       $     6,306.42              $ 0.093649
          Class B Percentage of the Supplemental Servicing Fee                          $         0.00
   (v) Class A Principal Balance (end of Collection Period)                             $61,785,668.07
       Class A Pool Factor (end of Collection Period)                                        10.194529%
       Class B Principal Balance (end of Collection Period)                             $ 6,865,074.23
       Class B Pool Factor (end of Collection Period)                                        10.194529%
  (vi) Pool Balance (end of Collection Period)                                          $68,650,742.30

 (vii) Class A Interest Carryover Shortfall                                             $         0.00              $ 0.000000
       Class A Principal Carryover Shortfall                                            $         0.00              $ 0.000000
       Class B Interest Carryover Shortfall                                             $         0.00              $ 0.000000
       Class B Principal Carryover Shortfall                                            $   108,532.17              $ 1.611686

(viii) Amount Otherwise Distributable to the Seller that is Distributed to Either
       the Class A or Class B Certificateholders                                        $         0.00

  (ix) Balance of the Reserve Fund Property (end of Collection Period)
          Class A Amount                                                                $20,202,230.76
          Class B Amount                                                                $         0.00

   (x) Aggregate Purchase Amount of Receivables repurchased by
       the Seller or the Servicer                                                       $         0.00



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